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                                                                      EXHIBIT 24



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, dated September 5, 1995, file no. 33-62355.

                                                /s/ Arthur Andersen LLP

Denver, Colorado
February 28, 1996.